Supplement to the
Fidelity® Balanced Fund
September 29, 2001
Prospectus

The following information replaces the biographical information for Robert Ewing found in the "Fund Management" section on page 16.

Lawrence Rakers is manager of Balanced, which he has managed since February 2002. Since joining Fidelity in 1993, Mr. Rakers has worked as a research analyst and manager.

BAL-02-01 February 13, 2002
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